1933 Act Registration No. 333-_________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[   ] PRE-EFFECTIVE AMENDMENT NO. ___
[   ] POST-EFFECTIVE AMENDMENT NO. ___

CALVERT VARIABLE PRODUCTS, INC.
(Exact Name of Registrant as Specified in Charter)

(Calvert VP Investment Grade Bond Index Portfolio)

Address of Principal Executive Offices
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814

Registrant's Telephone Number
800-368-2745

Name and Address of Agent for Service:
William M. Tartikoff, Esq.
Calvert Group, Ltd.
4550 Montgomery Ave. Suite 1000N
Bethesda, MD 20814

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on August 28, 2014 pursuant to Rule 488.

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.

IMPORTANT INFORMATION REGARDING YOUR INVESTMENT

CALVERT VARIABLE PRODUCTS, INC. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO

September 12, 2014

Dear Policy Owner:

I am writing to inform you of the upcoming special meeting of shareholders (the “Meeting”) of the Calvert VP Inflation Protected Plus Portfolio, a series of Calvert Variable Products, Inc. (“CVP”), to be held on October 31, 2014 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

As an owner of a variable annuity or variable life insurance policy issued by an insurance company, you have the right to instruct your insurance company how to vote the shares of the Calvert VP Inflation Protected Plus Portfolio it holds under your policy with respect to the proposal described below.

A.        Portfolio Reorganization

As shown in the chart below, the CVP Board of Directors recommends that the Calvert VP Inflation Protected Plus Portfolio (“Inflation Protected Portfolio” or “Merging Portfolio”) be combined with the Calvert VP Investment Grade Bond Index Portfolio (“Bond Index Portfolio” or “Acquiring Portfolio”), each a series of CVP (the “Reorganization”).   The Reorganization will not qualify as a tax-free reorganization but the shareholders of each Portfolio are not expected to incur taxes as a result of the transaction. The CVP Board of Directors is referred to in this letter as the “Board”.

Merging Portfolio	Acquiring Portfolio
Calvert VP Inflation Protected Plus Portfolio	Calvert VP Investment Grade Bond Index Portfolio

You are being asked to vote on a proposal to exchange the assets of the Inflation Protected Portfolio for shares of equal value of the Bond Index Portfolio.  If the Agreement and Plan of Reorganization is approved by policy owners, and your policy remains invested in the Inflation Protected Portfolio through the closing of the Reorganization, your policy will be invested in shares of the Bond Index Portfolio. Details of the Reorganization, the voting process and the Meeting are set forth in the enclosed Prospectus/Proxy Statement.  The Prospectus/Proxy Statement also compares the strategies, expenses and performance of the Inflation Protected Portfolio with those of the Bond Index Portfolio.

The Board and I believe the Reorganization offers you the opportunity to pursue your investment goals in a larger fund with a comparable long-term performance history that may benefit from economies of scale over the long-term.  After careful consideration, the Board has unanimously approved the Reorganization and believes the Reorganization is in the best interests of the Inflation Protected Portfolio and you, as an owner of a policy invested in the Inflation Protected Portfolio.  The Board recommends that you vote FOR this proposal.

Regardless of whether you plan to attend the Meeting in person, PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE so that you will be represented at the Meeting.  Your internet or telephone vote or your properly executed proxy card must be received by 9:00 a.m., Eastern Time, on October 31, 2014. If you vote by internet or telephone or return a proxy card you may still attend the Meeting in person and you may change your vote by submitting a revised proxy card.  However, attendance in person at the Meeting by itself will not automatically revoke your vote.  To revoke a prior vote you must follow the revocation procedures set forth in the attached Prospectus/Proxy Statement.

I appreciate the time you will take to review these important matters.  If we may be of any assistance, please call us at 800-368-2745.  Our hearing-impaired shareholders may call 800-541-1524 for a TDD connection.

Sincerely,

Barbara J. Krumsiek

Chairperson

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ARE ATTRIBUTABLE TO YOUR POLICY.  IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

CALVERT VARIABLE PRODUCTS, INC. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on October 31, 2014

To the Policy Owners:

NOTICE IS HEREBY GIVEN that a special meeting of Shareholders of the Calvert VP Inflation Protected Plus Portfolio, a series of Calvert Variable Products, Inc. (“CVP”), will be held on October 31, 2014 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, as may be adjourned from time to time (the “Meeting”), for the purposes listed below:

  To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Calvert VP Inflation Protected Plus Portfolio, a series of CVP, to the Calvert VP Investment Grade Bond Index Portfolio, a series of CVP, in exchange for shares of the Calvert VP Investment Grade Bond Index Portfolio. The Reorganization Plan also provides for distribution of these shares of the Calvert VP Investment Grade Bond Index Portfolio to the holders of Calvert VP Inflation Protected Plus Portfolio shares in liquidation and subsequent termination of the Calvert VP Inflation Protected Plus Portfolio.

  To consider and act upon any other business that may properly come before the Meeting.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The CVP Board of Directors has fixed the close of business on August 25, 2014 as the record date for determining shareholders of the Inflation Protected Portfolio entitled to notice of and to vote at the Meeting.

September 12, 2014

By Order of the CVP Board of Directors,

William M. Tartikoff, Esq.

Vice President and Secretary

PROSPECTUS/PROXY STATEMENT

Dated September 12, 2014

Acquisition of the Assets of the		By and in Exchange for Shares of the

CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO, a series of Calvert Variable Products, Inc.	è	CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO, a series of Calvert Variable Products, Inc.

Calvert Variable Products, Inc. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745

INTRODUCTION

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of voting instructions (proxies) by the Board of Directors of Calvert Variable Products, Inc. (“CVP”) for use at a special meeting of Shareholders of the Calvert VP Inflation Protected Plus Portfolio, a series of CVP (“Inflation Protected Portfolio”), to be held on Friday, October 31, 2014 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, as may be adjourned from time to time (the “Meeting”).

The Board of Directors of CVP is soliciting proxies from shareholders of Inflation Protected Portfolio in connection with the proposed transfer of all of its assets to Calvert VP Investment Grade Bond Index Portfolio (“Bond Index Portfolio”), a series of CVP, in exchange for shares of the Bond Index Portfolio (the “Reorganization”).

The following chart provides an overview of the proposed Reorganization:

Merging Portfolio	Acquiring Portfolio
Calvert VP Inflation Protected Plus Portfolio	Calvert VP Investment Grade Bond Index Portfolio

Please take note of the following terms that are used throughout this Prospectus/Proxy Statement:

  Inflation Protected Portfolio is referred to herein as the “Merging Portfolio”;

  Bond Index Portfolio is referred to herein as the “Acquiring Portfolio”;

  Inflation Protected Portfolio and Bond Index Portfolio are referred to herein together as the “Portfolios” and each as a “Portfolio”;

  CVP is referred to herein as the “Fund”; and

  The Board of Directors of CVP is referred to herein as the “Board”.

As an owner of a variable annuity or variable life insurance policy (a “Policy” and, collectively, the “Policies”) issued by an insurance company (“Insurance Company” and, collectively, the “Insurance Companies”), you have the right at the Meeting to instruct your Insurance Company how to vote the shares of Inflation Protected Portfolio that are attributable to your Policy with respect to the Reorganization, as described more fully below and in the accompanying Notice of Special Meeting of Shareholders. Although the Insurance Companies are the legal owners of the shares of Inflation Protected Portfolio and you are not directly a shareholder of Inflation Protected Portfolio, you have this right because some or all of your Policy value is invested in the stock of Inflation Protected Portfolio, as provided by your Policy.

For simplicity, in this Prospectus/Proxy Statement:

  “Record Holder” of the stock of Inflation Protected Portfolio refers to each Insurance Company that holds shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

  “shares” refers generally to your shares of beneficial interest in the Merging Portfolio; and

  “shareholder” or “Policy Owner” refers to you.

The persons named as proxies on each proxy card will vote the shares of the Inflation Protected Portfolio proportionately in accordance with the instructions received from those Policy Owners who respond with their voting instructions as to the Merging Portfolio.

Following the transfer of Inflation Protected Portfolio assets, if approved by shareholders, shares of the Bond Index Portfolio will be distributed to the Record Holders of the Inflation Protected Portfolio in liquidation thereof.  As a result of the proposed transaction, each Record Holder of Inflation Protected Portfolio will receive shares of the Bond Index Portfolio at a total net asset value equal to the value of the Record Holder’s shares of Inflation Protected Portfolio computed on the business day immediately prior to the Reorganization, and Inflation Protected Portfolio will subsequently be dissolved and terminated as a series of CVP.  The value of your Policy investment held in Inflation Protected Portfolio will be the same as the value of your investment held in Bond Index Portfolio immediately after the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Bond Index Portfolio that a prospective investor should know before voting on the proposed Reorganization. The Reorganization will occur only if it is approved by the lesser of (i) 67% or more of the shares of Inflation Protected Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of Inflation Protected Portfolio entitled to vote.

Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about the Reorganization:

  Statement of Additional Information of Bond Index Portfolio dated September 12, 2014, which relates to this Prospectus/Proxy Statement and the Reorganization (the “Reorganization SAI”);

Information about the Portfolios:

  Statement of Additional Information of CVP relating to Inflation Protected Portfolio and Bond Index Portfolio dated April 30, 2014 (the “CVP SAI”);

Information about the Merging Portfolio:

  Prospectus of CVP relating to Inflation Protected Portfolio dated April 30, 2014, as supplemented on June 23, 2014;

  The Annual Report to Shareholders of CVP relating to Inflation Protected Portfolio for the fiscal year ended December 31, 2013;

  The Semi-Annual Report to Shareholders of CVP relating to Inflation Protected Portfolio for the six-month period ended June 30, 2014;

Information about the Acquiring Portfolio:

  Prospectus of CVP relating to Bond Index Portfolio dated April 30, 2014;

  The Annual Report to Shareholders of CVP relating to Bond Index Portfolio for the fiscal year ended December 31, 2013; and

  The Semi-Annual Report to Shareholders of CVP relating to Bond Index Portfolio for the six-month period ended June 30, 2014.

Copies of any of the above documents are available upon request and without charge by writing to Calvert Investment Distributors, Inc., Suite 1125N, Bethesda, Ma ryland 20814, or calling 800-368-2745 toll-free, and specifying the document(s) you are requesting.

Copies of any of these documents may also be obtained without charge on the EDGAR database on the SEC’s internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to Inflation Protected Portfolio contained in the Prospectus of CVP dated April 30, 2014 (SEC File No. 811-04000), as supplemented on June 23, 2014, is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.)

Information relating to Bond Index Portfolio contained in the Prospectus of CVP dated April 30, 2014 (SEC File No. 811-04000), is also incorporated by reference in this document.

The Reorganization SAI relating to this Prospectus/Proxy Statement and the Reorganization, dated September 12, 2014, which includes (i) the financial statements of CVP relating to Inflation Protected Portfolio for the fiscal year ended December 31, 2013, (ii) the financial statements of CVP relating to Bond Index Portfolio for the fiscal year ended December 31, 2013, and (iii) pro forma financial information of CVP relating to Bond Index Portfolio assuming that the Reorganization is approved by shareholders, is incorporated by reference in its entirety in this document.

The approximate date on which this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders, and Form of Proxy are first being mailed to shareholders is on or about September 15, 2014.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this Prospectus/Proxy Statement are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in Bond Index Portfolio through a Policy involves investment risk, including possible loss of the purchase payment of your original investment.

TABLE OF CONTENTS

Synopsis	6
Reasons for the Reorganization	6
Reorganization Plan	7
Tax Consequences	8
Overview of Portfolios Subject to the Reorganization	8
Investment Objectives and Principal Investment Strategies	8
Fundamental Investment Restrictions	12
Principal Risks	13
Distribution, Purchase, Exchange and Redemption
of Portfolio Shares	16
Expense Comparison	16
Performance	18
Portfolio Management	20
Reasons for the Reorganization	22
Information about the Reorganization	23
Shareholder Information for the Acquiring Portfolios	28
Information on Shareholder Rights	33
General Information about the Portfolios	34
Financial Statements	35
Voting Information	35
Shareholder Proposals	39
Other Business	39

Exhibit A – Agreement and Plan of Reorganization	A-1

SYNOPSIS

This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the Exhibits.

This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the respective Prospectuses and Statement of Additional Information relating to the Portfolios, and the Agreement and Plan of Reorganization (the “Reorganization Plan”), which is attached to this Prospectus/Proxy Statement as EXHIBIT A.

Reasons for the Reorganization.   The Board believes that the proposed Reorganization would be in the best interest of the shareholders of the Inflation Protected Portfolio. In reaching this decision, the Board considered the terms and conditions of the Reorganization Plan and the following factors, among others:

1.  The assets of Inflation Protected Plus Portfolio declined by more than 70 percent during the period from May 1, 2014 through July 31, 2014 as a result of an asset reallocation by a shareholder;

2.  The relatively small size of Inflation Protected Portfolio and the likelihood that it will not increase substantially in size in the foreseeable future;

3.  Following the Reorganization, the shareholders of Inflation Protected Portfolio will remain invested in an open-end portfolio with a substantially larger asset base;

4.  The Pro Forma Combined Portfolio (as shown in the section entitled “Expense Comparison”) has a significantly lower gross expense ratio than the current gross expense ratio of Inflation Protected Portfolio;

5.  The likelihood that shareholders of Inflation Protected Portfolio, as part of a larger portfolio, may benefit over time from further reductions in overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization;

6.  The performance history of the Portfolios is similar for the period from December 28, 2006, the inception dated of Inflation Protected Portfolio, through June 30, 2014;

7.  Inflation Protected Portfolio and Bond Index Portfolio have the same investment advisor, subadvisor, and portfolio manager;

8.  The expectation that the Reorganization will be a taxable transaction but that the shareholders of Inflation Protected Portfolio will not incur any taxes as a result of the transaction because the stock of each Portfolio is held in separate accounts that are allocated to variable insurance products; and

9. Shareholders of Inflation Protected Portfolio will not experience any dilution in the value of their investment as a result of the Reorganization.

For the reasons described in this Prospectus/Proxy Statement, the Board, including the Directors on the Board who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), concluded that the Reorganization of Inflation Protected Portfolio into Bond Index Portfolio would be in the best interest of the shareholders of Inflation Protected Portfolio and that the interests of the existing shareholders of Inflation Protected Portfolio will not be diluted as a result of the Reorganization.  Accordingly the Board and the Independent Directors, in separate votes, approved the Reorganization and they recommend shareholder approval of the Reorganization. Subject to shareholder approval, the Reorganization is expected to be completed on or about November 15, 2014.

The Board and the Independent Directors also approved the Reorganization on behalf of Bond Index Portfolio.  The Directors considered, among other things, the terms and conditions of the Reorganization Plan, the opportunity to add assets to Bond Index Portfolio, and their expectation that the Reorganization will be a taxable transaction but that the Bond Index Portfolio shareholders will not incur any taxes or experience any dilution of their interests as a result of the transaction.  Thus, the Board and the Independent Directors concluded that the Reorganization would be in the best interest of the shareholders of Bond Index Portfolio and approved the Reorganization.  The votes of the shareholders of Bond Index Portfolio are not being solicited in connection with the Reorganization because their approval or consent is not required.

Reorganization Plan. The Board has authorized CVP to enter into the Reorganization Plan with respect to the Reorganization that provides for the following:

  The transfer of all the assets of Inflation Protected Portfolio to Bond Index Portfolio in exchange for shares of Bond Index Portfolio;

  Following the transfer, those Bond Index Portfolio shares will be distributed to the Record Holders of the Inflation Protected Portfolio in liquidation of that Portfolio, and the Inflation Protected Portfolio will be dissolved; and

  As a result of the proposed transactions, each Record Holder of Inflation Protected Portfolio will receive shares of Bond Index Portfolio at a total net asset value equal to the value of the Record Holder’s shares of Inflation Protected Portfolio as of the close of the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Reorganization.

The total value of your Policy interest in Inflation Protected Portfolio will be the same as the total value of your Policy interest in Bond Index Portfolio immediately after the Reorganization.

The material terms of the Reorganization Plan are described in more detail in “Information About The Reorganization” below.

Tax Consequences.  The Reorganization will not qualify as a tax-free reorganization because Bond Index Portfolio has never owned and does not intend to own inflation-adjusted fixed income securities.  The transaction will therefore be treated as a taxable sale by Inflation Protected Portfolio of all of its assets for their fair market value.  However, because these assets are held within a variable insurance product any gain realized will not be subject to tax.  If the Reorganization takes place, Bond Index Portfolio will not be able to use the capital loss carryforwards of Inflation Protected Portfolio. See “Information About The Reorganization – Effect of the Reorganization on Capital Loss Carryforwards” below.

Overview of Portfolios Subject to the Reorganization.  Inflation Protected Portfolio and Bond Index Portfolio are both series of CVP, an open-end management investment company organized as a Maryland corporation and registered under the 1940 Act.  Each Portfolio is a diversified portfolio and offers one class of shares.

Calvert Investment Management, Inc. (“CIM” or the “Advisor”) serves as the investment advisor for the Portfolios.  Inflation Protected Portfolio and Bond Index Portfolio are managed or subadvised as shown in the following chart:

Merging Portfolio	Merging Portfolio Subadvisor	Acquiring Portfolio	Acquiring Portfolio Subadvisor
Inflation Protected Portfolio	Ameritas Investment Partners, Inc.	Bond Index Portfolio	Ameritas Investment Partners, Inc.

As of July 15, 2014, the net assets of each Portfolio were as follows:

Merging Portfolio	Net Assets	Acquiring Portfolio	Net Assets
Inflation Protected Portfolio	$32,560,000	Bond Index Portfolio	$203,470,000

Investment Objectives and Principal Investment Strategies.   Each Portfolio has an investment objective and certain principal investment strategies that are employed by the Portfolio’s portfolio manager.  For a more detailed description of the investment techniques used by a Portfolio, see the applicable Portfolio’s Prospectus and the CVP SAI.

Inflation Protected Portfolio è Bond Index Portfolio

Investment Objectives.  Each Portfolio seeks to achieve its investment objective by investing in U.S. dollar-denominated fixed income securities.  The following chart sets forth the specific investment objective of each Portfolio.

INVESTMENT OBJECTIVE
(Merging Portfolio)	(Acquiring Portfolio)
Inflation Protected Portfolio	Bond Index Portfolio

The Portfolio seeks to maximize real levels of current income consistent with reasonable investment risk, by investing primarily in inflation adjusted fixed income securities. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

The Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Barclays U.S. Aggregate Bond Index. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

Principal Investment Strategies.  Inflation Protected Portfolio is an actively managed fund that seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in inflation protected fixed income securities.  Bond Index Portfolio is a passively managed index fund that seeks to substantially replicate the total return of the securities composing the Barclays U.S. Aggregate Bond Index by investing, under normal circumstances, at least 80% of its net assets in investments with economic characteristics similar to the fixed income securities represented in the Barclays U.S. Aggregate Bond Index.

Each Portfolio is a diversified portfolio.

The material differences between the principal investment strategies of Inflation Protected Portfolio and Bond Index Portfolio are as follows:

(i)         Active versus Passive Management.  Inflation Protected Portfolio is an actively managed portfolio.  The Portfolio invests primarily in inflation protected fixed income securities.  These securities will normally be U.S. dollar denominated and include securities issued by the U.S. Government, its agencies and instrumentalities, as well as other entities such as foreign governments or corporations.  Inflation protected or adjusted fixed income securities are structured to provide protection against inflation by directly or indirectly adjusting the value of the bond’s principal or the interest income paid based (directly or indirectly) on changes in the official inflation measures reported by the U.S. Bureau of Labor Statistics.  Foreign inflation protected securities are adjusted using a comparable statistic issued by the respective government.  The Subadvisor employs an active trading strategy that over time seeks to outperform the Barclays U.S. TIPS Index while maximizing real levels of current income consistent with reasonable investment risk.  Up to 20% of the Portfolio’s assets may be invested in fixed income securities that are not inflation indexed, including unrated or below investment-grade bonds (“high yield” or “junk” bonds), convertible debt securities, convertible preferred and preferred stocks, or other securities.

Bond Index Portfolio is a passively managed portfolio.  The Portfolio seeks to substantially replicate the total return of the securities composing the Barclays U.S. Aggregate Bond Index, taking into consideration redemptions, sales of additional shares and certain other adjustments.  Under normal market conditions, the Subadvisor will attempt to invest and maintain as much of the Portfolio’s assets as is practical in (i) investment grade fixed-income securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) investment grade registered or unregistered obligations of corporations, (iii) investment grade asset-backed, securitized obligations, (iv) unrated fixed-income securities with a credit quality, as determined by the Advisor or Subadvisor, that is comparable to the securities that comprise the Barclays U.S. Aggregate Bond Index, and (v) futures contracts and options relating to any of these types of securities.  While not required, the Portfolio will generally sell securities that the Index manager removes from the Index.  The Portfolio may also invest in Barclays Capital iShares®.  Barclays Capital iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the securities that compose the Barclays U.S. Aggregate Bond Index.

(ii)    Duration Management.  The Subadvisor actively manages the duration of Inflation Protected Portfolio to account for changes in the Subadvisor’s expectations for changing interest rates and the potential that the Portfolio will experience a loss of principal as a result of rising interest rates.  Duration is measured in years and gauges a portfolio’s sensitivity to changes in interest rates.  Generally, a longer portfolio duration means that the portfolio will experience a larger decline as interest rates rise and a larger increase as interest rates fall.   Due in part to the extended period of very low interest rates and the risk that interest rates might spike higher, the Subadvisor’s management strategy for Inflation Protected Portfolio has been to maintain a duration that is shorter than that of the Barclays U.S. TIPS Index.   Bond Index Portfolio is a passively managed portfolio and the Subadvisor therefore does not manage the duration of that Portfolio.  The Subadvisor instead seeks to maintain a duration that is close to the duration of the Barclays U.S. Aggregate Bond Index, but over the past year the Portfolio’s duration has consistently tracked slightly above the duration of the Index.

As of June 30, 2014, Inflation Protected Portfolio had a duration of 4.08 years and Bond Index Portfolio had a duration of 5.61 years.  Accordingly, if interest rates were to rise, the net asset value of Bond Index Portfolio would likely experience a larger percentage decline than that of Inflation Protected Portfolio.

(iii)   Inflation-Protected Fixed Income Securities.  Inflation Protected Portfolio invests primarily in inflation-protected or inflation-adjusted fixed income securities and Bond Index Portfolio does not invest in these securities because the Barclays U.S. Aggregate Bond Index specifically excludes such securities.  Accordingly, Inflation Protected Portfolio may outperform Bond Index Portfolio in an inflationary economic environment.

(iv)   High Yield Fixed Income Securities (Junk Bonds).  Inflation Protected Portfolio may invest up to 20% of its net assets in below-investment grade, high-yield, high-risk debt securities (commonly known as “junk bonds”), including bonds in default, and unrated securities.  A debt security is below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s or an equivalent rating by another nationally-recognized statistical rating organization (“NRSRO”), or if unrated, considered to be of comparable credit quality by the Portfolio’s Advisor or Subadvisor.  Bond Index Portfolio will not purchase junk bonds.  However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Subadvisor deems it most advantageous to dispose of the security.

(v)   Foreign Securities.  Inflation Protected Portfolio may invest up to 20% of its net assets in foreign securities.  Bond Index Portfolio does not typically invest in foreign securities.

(vi)   Equity Securities.  Inflation Protected Portfolio may invest up to 20% of its assets in preferred stocks and Bond Index Portfolio does not invest in preferred stocks because the Barclays U.S. Aggregate Bond Index does not include these securities.  The Portfolios will not directly purchase common stocks, but each Portfolio may retain up to a certain percentage of its assets in common stocks acquired by conversion of fixed income securities or by the exercise of warrants attached thereto.  The Inflation Protected Portfolio and the Bond Index Portfolio may retain up to 10% and 5%, respectively, of the value of its total assets in common stocks.

 (v)  Futures, Options on Futures and Options on Securities.  Inflation Protected Portfolio may use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Portfolio.  Inflation Protected Portfolio may invest up to 20% of its net assets in U.S. Treasury futures and may buy options on such futures.   Bond Index Portfolio may invest up to 20% of its total assets in futures and may also hold options on securities and futures incidental to its main investment strategy in an attempt to replicate the total return performance of the Barclays U.S. Aggregate Bond Index.  Each Portfolio may also write covered call options on U.S. Treasury securities and sell options on futures contracts for such securities.

The Barclays U.S. TIPS Index.  The Barclays U.S. TIPS Index is an unmanaged index that measures the performance of the U.S. Treasury inflation protected securities (“TIPS”) market.  The Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays U.S. Aggregate Bond Index.  The Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, and taxable areas of the bond market.  It is the broadest measure of the taxable U.S. bond market, including Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues with maturities of one year or more, and is primarily comprised of (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another NRSRO, or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed income securities.  The Barclays U.S. Aggregate Bond Index includes all “index-eligible” securities that meet minimum par amounts outstanding, and excludes certain securities such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others.  As of December 31, 2013, the index was comprised of 8,818 U.S. Treasury, government-related and investment grade corporate and securitized fixed-income securities with a total market value of approximately $16.2 trillion.

Portfolio Turnover.  Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the examples under “Expense Comparison”, affect the Portfolio’s performance.  During the fiscal year ended December 31, 2013, Inflation Protected Portfolio and Bond Index Portfolio had portfolio turnover rates of 46% and 41%, respectively, in each case based on the portfolio’s average value.

Sale of Merging Portfolio Securities.  It is expected that the Reorganization would result in the liquidation of approximately 80% percent of the portfolio securities of Inflation Protected Portfolio.  These portfolio securities have an approximate value of $38.4 million based on the net assets of Inflation Protected Portfolio as of June 30, 2014.  These sale proceeds would then be reinvested in portfolio securities included in the Barclays U.S. Aggregate Bond Index.  Transaction costs will be incurred as a result of the liquidation of these portfolio securities and the acquisition of replacement portfolio securities.  These transaction costs, which are estimated to be approximately $28,000, are excluded from each Portfolio’s contractual expense limitation and will ultimately be borne by Policy Owners or plan participants invested in either Inflation Protected Portfolio or Bond Index Portfolio.

Fundamental Investment Restrictions. In addition to the objectives and strategies described above, each Portfolio has adopted certain fundamental investment restrictions, which may not be changed without the approval of the holders of a majority of the outstanding shares of that Portfolio.  The fundamental investment restrictions of each Portfolio are identical and are enumerated on page 21 of the CVP SAI.

Principal Risks. An investment in each Portfolio entails investment risk. Shareholders could lose money on their investment in each Portfolio, or each Portfolio could underperform, because of the following principal risks.

Inflation Protected Portfolio è Bond Index Portfolio

PRINCIPAL RISKS
Merging Portfolio	Acquiring Portfolio
Inflation Protected Portfolio	Bond Index Portfolio
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Bond Market Risk. The market prices of bonds held by the Portfolio may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster-than-expected prepayments may cause the Portfolio to invest the prepaid principal in lower yielding securities, and slower-than-expected prepayments may reduce the potential for the Portfolio to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises). Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Structured Notes. These are derivative investments whose value depends on, or is derived from, the value of an underlying asset. Structured notes may be tied to the performance of individual stocks or bonds or to baskets of assets such as commodities. Structured notes are generally corporate debt securities and are subject to similar risks such as credit risk and the loss of principal. Many structured notes are illiquid, and therefore subject to the Portfolio’s investment limitation on illiquid investments. Some secondary markets may exist for certain structured notes. A structured note carries the credit rating of its issuer and the Portfolio will only invest in structured notes issued by issuers with investment grade ratings.

Collateralized Mortgage Obligation (“CMO”) and Structured Asset-Backed Securities (“ABS”) Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Portfolio holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Portfolio will receive payments of principal may be substantially limited.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. When the Portfolio purchases unrated securities, it will depend on the Advisor’s and/or, in the case of Bond Index Portfolio, the Subadvisor’s analysis of credit risk without the assessment of an NRSRO.

Corporate and Taxable Municipal Bond Risk. For corporate and taxable municipal bonds, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.

Risk of Investing for Inflation Protection. Inflation protected fixed income securities do not protect against changes in interest rates to the extent such changes are not attributable to inflation.	The portfolio has no similar principal risk.

Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

The portfolio has no similar principal risk.
Defaulted Bonds Risk. For bonds in default (those rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve full recovery.	The portfolio has no similar principal risk.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

The portfolio has no similar principal risk.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

The portfolio has no similar principal risk.
Active Trading Strategy Risk. The Portfolio employs an active style that can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.	The portfolio has no similar principal risk.
Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.	The portfolio has no similar principal risk.

Convertible Securities Risk. The value of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuers, and the ability of those issuers to repay principal and to make interest payments.

The portfolio has no similar principal risk.
The portfolio has no similar principal risk.

Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.

The portfolio has no similar principal risk.

Risk of Barclays Capital iShares®. Barclays Capital iShares® are subject to the risk that the prices of the fixed-income securities in the Barclays U.S. Aggregate Bond Index may decline. An investment in Barclays Capital iShares® may not replicate exactly the performance of the Barclays U.S. Aggregate Bond Index for any number of reasons. Shareholders of the Portfolio bear their proportionate share of the operating expenses of the underlying investment as well as their share of the Portfolio’s fees and expenses.

The portfolio has no similar principal risk.

Warrants Risk. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant can be exercised prudently.

An investment in any Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information concerning the risks associated with investments in the Portfolios, see the applicable Portfolio’s Prospectus and the CVP SAI.

Distribution, Purchase, Exchange and Redemption of Portfolio Shares.  The distribution of, and the purchase, exchange and redemption procedures relating to, Portfolio shares are the same for each Portfolio.

Calvert Investment Distributors, Inc. is the principal underwriter and distributor of the Portfolios and continuously offers Portfolio shares on a best efforts basis.  The shares of each Portfolio are offered, without sales charge, only for purchase by Insurance Companies for allocation to their separate accounts to fund the benefits under the Policies issued by the Insurance Companies.  The Insurance Companies redeem shares of each Portfolio to make benefit and surrender payments under the terms of the Policies.  Policy Owners may exchange shares in accordance with each Portfolio’s prospectus and the terms of the applicable Policy.  For more information, see “Shareholder Information for the Acquiring Portfolio – Purchase, Redemption and Exchange of Shares” below.

EXPENSE COMPARISON

The following tables allow you to compare the expenses of the Portfolios, and the column titled “Pro Forma Combined Portfolio” show what the expenses of Bond Index Portfolio and Inflation Protected Portfolio are estimated to be assuming the Reorganization takes place. You will not pay an initial or deferred sales charge in connection with the Reorganization.

The expense amounts set forth in the tables and the Examples are based on data presented in the Annual Report for each Portfolio dated December 31, 2013.

The tables do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Inflation Protected Portfolio è Bond Index Portfolio

SHAREHOLDER FEES.  The following chart shows the Portfolio fees that are paid directly from your account.

	(Merging Portfolio)	(Acquiring Portfolio & Combined Portfolio)
	Inflation Protected Portfolio	Bond Index Portfolio
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None

ANNUAL FUND OPERATING EXPENSES.   The following chart shows the Portfolio expenses that are deducted from Portfolio assets.

	(Merging Portfolio)	(Acquiring Portfolio)	(Pro Forma Combined Portfolio)
	Inflation Protected Portfolio	Bond Index Portfolio	Bond Index Portfolio
Management Fees	0.60% [1]	0.40%[1]	0.40%[1]
Other Expenses	0.12%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.72%	0.50%	0.50%

1  The Management Fee includes a 0.10% Administrative Fee.

Examples. These examples are intended to help you compare the cost of investing in the Portfolios (both before and after the Reorganization) with the cost of investing in other mutual funds.  The examples assume that:

•        You invest $10,000 in the Portfolio for the time periods indicated;

•        You reinvest all dividends and distributions;

•        Your investment has a 5% return each year; and

•        The Portfolio's operating expenses remain the same.

The examples do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Inflation Protected Portfolio è Bond Index Portfolio

(Unaudited)	1 Year	3 Years	5 Years	10 Years
Merging Portfolio:
Inflation Protected Portfolio	$74	$230	$401	$894
Acquiring Portfolio:
Bond Index Portfolio	$51	$160	$280	$628
Combined Portfolio:
Bond Index Portfolio	$51	$160	$280	$628

PERFORMANCE

Bar Chart and Performance Table

The following bar charts and tables show the Merging Portfolio's annual returns and long-term performance in comparison to the annual returns and long-term performance of the Acquiring Portfolio.  Each bar chart shows how the Portfolio’s performance has varied from year to year.  Each table compares the Portfolio’s performance over time with that of an index and an average.

A Portfolio’s past performance does not necessarily indicate how that Portfolio will perform in the future.

The returns shown do not reflect fees and charges imposed under variable annuity and variable life insurance contracts through which an investment may be made.  If these fees and charges were included, they would reduce these returns.

Inflation Protected Portfolio è Bond Index Portfolio

(Merging Portfolio)

Inflation Protected Portfolio

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	03/31/2008	5.13%
Worst Quarter (of periods shown)	06/30/2013	-5.84%

(Acquiring Portfolio)

Bond Index Portfolio

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	12/31/2008	4.80%
Worst Quarter (of periods shown)	6/30/2013	-2.75%

AVERAGE ANNUAL TOTAL RETURNS (as of June 30, 2014)

(Merging Portfolio)	1 Year	5 Years	Since Inception (12/28/06)	(Acquiring Portfolio)	1 Year	5 Years	10 Years
Inflation Protected Portfolio	4.84%	5.10%	5.07%	Bond Index Portfolio	4.03%	4.52%	4.69%
Barclays U.S. TIPS Index*	4.44%	5.55%	5.71%	Barclays U.S. Aggregate Bond Index*	4.37%	4.85%	4.93%
Lipper VA Inflation Protected Bond Funds Average	4.63%	5.82%	**	Lipper VA Core Bond Funds Average	4.76%	5.86%	4.85%

*        Reflects no deduction for fees or expenses.

**     The Portfolio is unable to show performance of the Lipper average since the Portfolio’s inception date.  For comparison purposes, since 12/31/2006 performance for the Portfolio is 5.05% and performance for the Lipper VA Inflation Protected Bond Funds Average is 5.37%.

PORTFOLIO MANAGEMENT

Management. The overall management of each Portfolio is the responsibility of, and is supervised by, the Board.

Investment Management. Calvert Investment Management, Inc. (“CIM” or the “Advisor”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Fund.  CIM is a subsidiary of Calvert Investments, Inc., which is an indirect subsidiary of Ameritas Mutual Holding Company (“Ameritas”). CIM provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Directors who are affiliated persons of and employed by CIM. It has been managing mutual funds since 1976. As of March 31, 2014, CIM was the investment advisor for 42 mutual fund portfolios and had over $13 billion in assets under management.

Advisory Fees.

Inflation Protected Portfolio

Under the investment advisory agreement between CIM and CVP, CIM receives an annual advisory fee of 0.50% with respect to Inflation Protected Portfolio as a percentage of the Portfolio’s average daily net assets.  The advisory fee does not include administrative fees of 0.10%.  A discussion regarding the basis for the approval by the Board of the Portfolio’s investment advisory agreement is available in the most recent Annual Report for Calvert VP Inflation Protected Portfolio covering the fiscal year ended December 31, 2013.

Bond Index Portfolio

Under the investment advisory agreement between CIM and CVP, CIM receives an annual advisory fee of 0.30% with respect to Bond Index Portfolio as a percentage of the Portfolio’s average daily net assets.  The advisory fee does not include administrative fees of 0.10%.  A discussion regarding the basis for the approval by the Board of the Portfolio’s investment advisory agreement is available in the most recent Annual Report for Calvert VP Investment Grade Bond Index Portfolio covering the fiscal year ended December 31, 2013.

Subadvisor and Portfolio Manager.

Information is provided below identifying each individual and/or member of the team who is employed by or associated with the Subadvisor of the Merging Portfolio and the Acquiring Portfolio and who are jointly and primarily responsible for the day-to-day management of those Portfolios.

Inflation Protected Portfolio and Bond Index Portfolio

Ameritas Investment Partners, Inc. (“AIP”), 390 North Cotner Blvd., Lincoln, NE 68505, is the investment subadvisor to each Portfolio.  AIP, a wholly-owned subsidiary of Ameritas Mutual Holding Company, was organized in 1984 under the laws of the State of Nebraska.  AIP is an affiliate of CIM.

The Portfolio Manager of each Portfolio is as follows:

Name of Portfolio Manager	Title	Length of Time Managing Each Portfolio	Business Experience During Last 5 Years	Role on Management Team
Tina J. Udell, CFA	Portfolio Manager	Since April 2014	August 2010-present: Portfolio Manager, AIP 2008-2010: Assistant Portfolio Manager, AIP	Portfolio Manager

The CVP SAI provides additional information about the Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Acquiring Portfolios.

Other Management Arrangements.

Calvert Investment Distributors, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the principal underwriter and distributor of the Portfolios.

Boston Financial Data Services, Inc., a subsidiary of State Street Bank & Trust Company, N.A., is the transfer agent and dividend disbursing agent for the Portfolios.

Calvert Investment Services, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the shareholder servicing agent for the Portfolios.

Calvert Investment Administrative Services, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the administrator for the Portfolios.

REASONS FOR THE REORGANIZATION

The Board believes that the Reorganization is in the best interests of Inflation Protected Portfolio and its shareholders.  At a Board Meeting held on June 4, 2014, the Board reviewed various challenges to the continuing viability of Inflation Protected Portfolio.  These challenges include: (i) a shareholder’s decision to reallocate its assets causing assets to decline by more than 70 percent during the period from May 1, 2014 through July 31, 2014, (ii) the failure of the Portfolio to achieve scale despite having been in existence for more than seven years, (iii) the fact that a substantial portion of the assets are invested through variable annuity and variable life insurance products that are closed to new sales, (iv) the fact that the Portfolios are not included in the Ameritas asset allocation model portfolios that represent the principal sales channel, and (v) the lack of any non-affiliated sales and very limited prospects for growing affiliated and non-affiliated sales in the future. CIM accordingly recommended the reorganization of Inflation Protected Portfolio into Bond Index Portfolio. In connection with its consideration of these matters, the Board was also advised by counsel to the Independent Directors of its fiduciary responsibilities to the shareholders of Inflation Protected Portfolio and the legal issues involved.

In addition, the Board considered a number of additional factors, including, but not limited to: (i) the capabilities, investment experience, and resources of AIP; (ii) the expenses and advisory fees applicable to each Portfolio before the Reorganization and the pro forma expense ratios for shareholders of Bond Index Portfolio following the Reorganization; (iii) the terms and conditions of the Reorganization Plan and the expectation that the Reorganization would not result in a dilution of the interests of the shareholders of Inflation Protected Portfolio; (iv) the economies of scale expected to be realizable as a result of the Reorganization; (v) the costs estimated to be incurred by each Portfolio to complete the Reorganization; (vi) the current size and future growth prospects of Inflation Protected Portfolio in comparison to the size and anticipated future growth prospects of Bond Index Portfolio; (vii) the investment objective and investment strategies of Inflation Protected Portfolio and Bond Index Portfolio; (vii) the performance of Inflation Protected Portfolio in comparison to Bond Index Portfolio; and (ix) the anticipated treatment of the Reorganization for federal income tax purposes as a taxable transaction and the expectation that shareholders of Inflation Protected Portfolio will not incur any taxes as a result of the transaction because the stock of each Portfolio is held in separate accounts that are allocated to variable insurance products.  Thus, when considering all of the above factors, the Board determined that the Reorganization of Inflation Protected Portfolio into Bond Index Portfolio would be in the best interest of Inflation Protected Portfolio and its shareholders.

After this discussion, and following a further review of the materials and the terms of the proposed Reorganization Plan, the Board, including the Independent Directors, approved the Reorganization and recommended its approval by the shareholders of Inflation Protected Portfolio.  In connection with the approval of the Reorganization, the Board noted that (i) since the value of Bond Index Portfolio shares to be received by Inflation Protected Portfolio shareholders will be equal to the value of the shares of Inflation Protected Portfolio surrendered in exchange therefor, shareholders of Inflation Protected Portfolio will not experience any dilution in the value of their investment as a result of the Reorganization, and (ii) Inflation Protected Portfolio will receive an opinion of counsel that the exchanges contemplated by the Reorganization Plan will be a taxable sale of all of the assets of Inflation Protected Portfolio in exchange for shares of Bond Index Portfolio for federal income tax purposes, but that none of the owners of Policies for which either Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization.

The Board also concluded that the proposed Reorganizations would be in the best interests of Bond Index Portfolio after considering, among other things, (i) the economies of scale expected to be realizable as a result of the Reorganization, (ii) that shareholders of Bond Index Portfolio will not experience any dilution in the value of their investment as a result of the Reorganization, and (iii) that Bond Index Portfolio will receive an opinion of counsel that the exchanges contemplated by the Reorganization Plan will be a taxable sale of all of the assets of Inflation Protected Portfolio in exchange for shares of Bond Index Portfolio for federal income tax purposes, but that none of the owners of Policies for which either Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization.  Accordingly, the Board, including the Independent Directors, approved the Reorganization on behalf of Bond Index Portfolio.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Exhibit A to this Prospectus/Proxy Statement.

Plan of Reorganization. The Reorganization Plan provides that Bond Index Portfolio will acquire all the assets of Inflation Protected Portfolio in exchange for shares of Bond Index Portfolio. If approved by shareholders, the Reorganization is expected to be completed on or about November 15, 2014 or such earlier or later date as the parties may mutually agree (the “Closing Date”).

The value of the full and fractional shares of Bond Index Portfolio to be issued to Record Holders of Inflation Protected Portfolio will equal the value of the shares of Inflation Protected Portfolio outstanding immediately prior to the Reorganization. Portfolio securities of Inflation Protected Portfolio will be valued in accordance with its valuation practices.

Prior to the Reorganization Inflation Protected Portfolio will issue a dividend to distribute to its Record Holders any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed (after reductions for any capital loss carryforward).  The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, Inflation Protected Portfolio will liquidate and distribute pro rata to its Record Holders as of the close of business on the Closing Date full and fractional shares of Bond Index Portfolio at a total net asset value equal to the value of the Record Holder’s shares of Inflation Protected Portfolio computed as of the close of business on the Valuation Date (the business day immediately preceding the Closing Date). This method of valuation is consistent with interpretations of Rule 22c-1 under the 1940 Act by the SEC’s Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of Bond Index Portfolio, representing the respective pro rata number of full and fractional shares of Bond Index Portfolio due Record Holders of Inflation Protected Portfolio. Share certificates will not be issued in connection with the Reorganization.

The consummation of the Reorganization Plan is subject to the conditions set forth therein, including the approval of the Reorganization Plan by the lesser of (i) 67% or more of the shares of Inflation Protected Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of Inflation Protected Portfolio entitled to vote. The votes of the shareholders of Bond Index Portfolio are not being solicited because their approval or consent is not necessary for the Reorganization.

Representations, Warranties and Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Reorganization Plan, the respective representations and warranties contained in the Reorganization Plan shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either Portfolio which is a party to the Reorganization Plan since June 30, 2014. Both parties to the Reorganization shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Reorganization Plan.

Tax Opinions. For the purposes of this tax section, “Record Holder” refers to the separate accounts through which the Insurance Companies own shares of Inflation Protected Portfolio’s stock. Assuming each shareholder’s policy or contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

Both Portfolios involved in the Reorganization shall have received an opinion of counsel, addressed to the Portfolios and in form and substance satisfactory to each Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code (the “Code”) to the Portfolios and their respective Record Holders.  For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Reorganization Plan, this Prospectus/Proxy Statement, and on other written representations of each Portfolio.  With respect to the Reorganization, counsel will opine, based on the facts and assumptions stated in the applicable legal opinion, that, while the matter is not entirely free from doubt, for federal income tax purposes:

  The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio will be a taxable sale of all of the assets of the Merging Portfolio for their fair market value.

  None of the owners of Policies for which either the Merging Portfolio or the Acquiring Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization.

Amendment and Termination.  The Reorganization Plan may be amended by mutual written consent of the parties to the Reorganization Plan authorized by the Board on behalf of each party.  The Reorganization Plan may be amended before or after it has been approved by shareholders of Inflation Protected Portfolio, but following its approval by shareholders, no amendment may be made that substantially changes the terms of the Reorganization Plan.

The Reorganization Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing Date by either party to the Reorganization Plan upon notice to the other party, whether before or after approval by shareholders of Inflation Protected Portfolio, or by either party by notice to the other party at any time prior to the Closing Date if any material condition to its performance under the Reorganization Plan or a material covenant of the other party set forth in the Reorganization Plan has not been fulfilled, or a material default or material breach of the Reorganization Plan is made by the other party.

Reorganization Expenses and Fees.  In accordance with the Reorganization Plan, the Merging Portfolio is responsible for the payment of the expenses incurred in connection with the Reorganization.  The aggregate expenses are estimated to be $27,500 to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection therewith.  Inflation Protected Portfolio, benefits from a contractual expense limitation of 0.79% through April 30, 2015.  Since the gross expense ratio for Inflation Protected Portfolio is currently lower than the applicable expense limitation, CIM is not currently reimbursing the Portfolio for certain fees and expenses and these reorganization expenses are therefore expected to be borne by the shareholders of the Portfolio.  The fees described above do not include the transaction costs associated with repositioning the portfolio securities, which are estimated to be approximately $28,000.  These fees are excluded from each Portfolio’s contractual expense limitations and will ultimately be borne by Policy Owners or plan participants invested in the Portfolios.  See “Synopsis – Investment Objectives and Principal Investment Strategies – Sale of Merging Portfolio Securities” above.

Description of Shares of the Acquiring Portfolios. In accordance with the procedures under the Reorganization Plan as described above, each Record Holder of Inflation Protected Portfolio will receive that number of full and fractional shares of Bond Index Portfolio equal in value at the Valuation Date to the value of the shares of the Inflation Protected Portfolio then held by such Record Holder.  Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

The shares to be issued by Bond Index Portfolio are sold at NAV without any front-end or deferred sales charges and are not subject to distribution-related or shareholder-servicing related fees. Because each transfer will be effected at NAV without the imposition of a sales charge, the Record Holders of Inflation Protected Portfolio will receive shares of Bond Index Portfolio without paying any front-end sales charge or a contingent deferred sales charge as a result of the Reorganization.

After the Reorganization, to the extent that your Policy remains invested in Bond Index Portfolio shares, the value of your Policy interest will depend on the performance of Bond Index Portfolio, rather than that of Inflation Protected Portfolio.

Following the Reorganization, the shares of Bond Index Portfolio will be sold only to insurance companies for allocation to their separate accounts to fund the benefits under variable annuity contracts and variable life insurance policies issued by such companies, and to certain pension or retirement plans that are qualified plans under federal tax law. The interest of a policy or contract owner or plan participant in the shares will be subject to the terms of the particular annuity or life insurance policy or plan through which such shares are held, as described in the prospectus for the applicable policy or contract or in the applicable plan documents.

Federal Income Tax Consequences.  The Reorganization is not expected to qualify as a tax-free reorganization for federal income tax purposes.  Prior to and as a condition to the closing of the Reorganization, both the Merging Portfolio and the Acquiring Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that, subject to certain assumptions, none of the owners of any Policy for which either the Merging Portfolio or the Acquiring Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization.  Opinions of counsel, however, are not binding on the Internal Revenue Service or the courts.

Since the Record Holders of the Portfolios are insurance companies, this Prospectus/Proxy Statement does not contain a detailed discussion of federal income tax consequences at the shareholder level. For information concerning federal tax consequences to purchasers of variable contracts or life insurance policies, see the prospectuses for the contracts or policies.

Effect of the Reorganization on Capital Loss Carryforwards. As of December 31, 2013, Inflation Protected Portfolio had no capital loss carryforwards and Bond Index Portfolio had $343,440 in short-term capital loss carryforwards that will not expire.

If the Reorganization is not consummated, the loss carryforwards of each Portfolio should be available to offset any net realized capital gains of that Portfolio through the expiration date, if any.  It is anticipated that no distributions of net realized capital gains would be made by any Portfolio until the capital loss carryforwards expire or are offset by net realized capital gains.

If the Reorganization is consummated, Bond Index Portfolio will not be able to utilize any pre-Reorganization losses realized by Inflation Protected Portfolio.  However, such capital losses could be used to offset gains recognized by Inflation Index Portfolio in the Reorganization.

CIM believes that the anticipated benefits of the Reorganization outweigh the uncertain potential detriment resulting from a potential loss of capital loss carryforwards, since the Record Holders, as separate accounts of the Insurance Companies, pay no tax on their income.

Operating Expenses of the Combined Portfolio. After the consummation of the Reorganization, the total operating expenses of Bond Index Portfolio, as a percent of net assets, are estimated to be less than the current operating expenses of Inflation Protected Portfolio.  Certain administrative and fixed costs, such as set up fees for printing prospectuses, semi-annual and annual reports and proxy statements, legal expenses, audit fees, registration fees, and other similar expenses would be spread across a larger asset base, thereby reducing the expense ratio borne by Bond Index Portfolio.  These efficiencies are not reflected in the Pro Forma Combined Portfolio expenses shown in the tables under “Expense Comparison”, in part, because of the impact of the expenses associated with the Reorganization.  In addition, with respect to the Reorganization, the advisory fees for Bond Index Portfolio are lower than the advisory fees for Inflation Protected Portfolio, because Bond Index Portfolio is a passively managed index portfolio whereas Inflation Protected Portfolio is an actively managed portfolio.

Capitalization. The beneficial interests in CVP are represented by 1,130,000,000 authorized transferable shares of common stock, par value $0.10 per share. The Articles of Incorporation of CVP permit the Board to allocate shares into classes or series, with rights determined by the Board, without shareholder approval.

The following tables show the capitalization of Inflation Protected Portfolio and Bond Index Portfolio as of December 31, 2013, and on a pro forma basis the capitalization of the Combined Portfolio as of that date, giving effect to the proposed acquisitions of assets at net asset value.

Inflation Protected Portfolio è Bond Index Portfolio

Capitalization	(Merging Portfolio)	(Acquiring Portfolio)	Pro Forma Adjustments**	(Pro Forma Combined Portfolio)
	Inflation Protected Portfolio	Bond Index Portfolio		Bond Index Portfolio*
Net Assets	$81,980,176	$199,632,995	($55,500 )	$281,557,671
Shares Outstanding	1,453,781	3,759,101	(88,766)	5,301,648
Net Asset Value per Share	$56.39	$53.11	---	$53.11

*              The pro forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Portfolio on the acquisition date.

**           The estimated reorganization expenses, which will be borne by Inflation Protected Portfolio, are $27,500.  These expenses include all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection therewith.  Since the gross expense ratio for Inflation Protected Portfolio is currently lower than the applicable expense limitation, CIM is not currently reimbursing the Portfolio for certain fees and expenses and these reorganization expenses are therefore expected to be borne by the shareholders of the Portfolio.  In addition, it is expected that the Portfolios will incur transaction costs of approximately $28,000 in connection with repositioning portfolio securities, which will ultimately be borne by Policy Owners or plan participants invested in the Portfolios.  These costs are excluded from each Portfolio’s contractual expense limitation and will reduce the net assets of the Pro Forma Combined Portfolio.  See “Information About the Reorganization – Reorganization Fees and Expenses”.

SHAREHOLDER INFORMATION FOR THE ACQUIRING PORTFOLIOS

The discussion in this section reflects information that applies equally to the Inflation Protected Portfolio and Bond Index Portfolio.

Share Classes.  Inflation Protected Portfolio and Bond Index Portfolio each offer only one, undesignated class of shares.

Purchase, Exchange and Redemption of Shares.  The shares of each Portfolio are offered, without sales charge, only for purchase by Insurance Companies for allocation to their separate accounts (collectively, the “Variable Accounts”) to fund the benefits under the Policies issued by the Insurance Companies.  Shares are purchased by the Variable Accounts at the net asset value (“NAV”) of the Portfolio next determined after the applicable Insurance Company receives the premium payment.  The shares of each Portfolio are continuously offered at a price equal to the NAV per share.  Initial and subsequent payments allocated to a Portfolio are subject to the limits in the applicable Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in a Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company.  The Board intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of each Portfolio to make benefit and surrender payments under the terms of the Policies.  Redemptions are processed on any day on which the applicable Fund is open for business (each day the NYSE is open), and are effected at the Portfolio’s NAV next computed after the applicable Insurance Company receives a surrender request in acceptable form.  There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be wired because banks are closed.

Payment for redeemed shares will be made promptly, but in no event later than seven days after receiving a redemption request.  Each Portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.  The amount received upon redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by that Portfolio.  Each Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of that Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash).  A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor.  The investor will also bear any market risks associated with the portfolio security until the security can be sold.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.  The Policy prospectus indicates whether an insurance company charges any fees for moving a shareholder’s assets from one investment option to another.  No fees for exchanges are charged by the Portfolios.

How Shares are Priced.    The price of shares is based on the applicable Portfolio’s NAV.  The NAV is computed by adding the value of the Portfolio’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio’s NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET).  Each Portfolio is open for business each day the NYSE is open.

If a Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open.  As a result, the value of the Portfolio’s shares may change on days when you will not be able to buy or sell shares.

Generally, portfolio securities and other assets are valued based on market quotations.  Debt securities are valued utilizing the average bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.

Under the oversight of the Board and pursuant to each Portfolio’s valuation procedures adopted by the Board, CIM determines when a market quotation is not readily available or reliable for a particular security.  Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of CIM, as determined in good faith under consistently applied procedures under the general supervision of the Board.  No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, under the ultimate supervision of the Board, CIM, pursuant to the Funds’ valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

Revenue Sharing.  CIM, Calvert Investment Distributors, Inc. (the Portfolios’ distributor), and/or their affiliates make payments, out of their own assets and not as an additional charge to the Portfolio, to financial intermediaries in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of portfolio investors and portfolio shares (“revenue sharing”). These payments are not reflected as additional expenses in the fee table contained in this Prospectus/Proxy Statement. The recipients of these payments may include the Portfolios’ distributor and other affiliates of CIM, as well as non-affiliated broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Portfolio, including your financial intermediary. The total amount of these payments may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Portfolio-related marketing or shareholder servicing activities.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Portfolio to you. You may contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments also benefit CIM, the Portfolios’ distributor and their affiliates to the extent the payments result in more assets being invested in the Portfolio on which fees are being charged.

Market Timing Policy.  In general, each Portfolio is designed for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. The Portfolios do not accommodate frequent purchases and redemptions of shares. Accordingly, the Board has adopted policies and procedures in an effort to detect and prevent market timing in each Portfolio. The Board believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of CIM and the applicable Subadvisor to implement a Portfolio’s investment strategies. In addition, market timing can disrupt the management of a Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. Each Portfolio or the distributor at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that any Portfolio or the Portfolios’ distributor will detect or prevent market timing activity.

Shareholders may hold the shares of a Portfolio through a financial intermediary which has adopted market timing policies that differ from the market timing policies adopted by the Board. In formulating their market timing policies, these financial intermediaries may or may not seek input from the Portfolios’ distributor regarding certain aspects of their market timing policies, such as the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by a financial intermediary may be quite dissimilar from the policies adopted by the Board. The Board has authorized Fund management to defer to the market timing policies of any financial intermediary that distributes shares of a Portfolio through an omnibus account if the financial intermediary’s policies, in Fund management’s judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact the Portfolios’ distributor to determine if the financial intermediary through which the shareholder holds shares of the Portfolio has been authorized by Fund management to apply its own market timing policies in lieu of the policies adopted by the Board. In the event of any such authorization, shareholders should contact the financial intermediary through which the shares of a Portfolio are held for more information on the market timing policies that apply to those shares.

Shares of each Portfolio are generally held through Variable Accounts.  Each Portfolio is available as an investment option under a number of different variable insurance products.  Calvert monitors cashflows of each Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio’s ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in each Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Portfolio. Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further market timing activity in the Portfolio by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

Each Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange order accepted by any Policy owner’s financial intermediary. In such case, orders are canceled within one business day, and the purchase price is returned to the investor. Each Portfolio and the Portfolios’ distributor also may modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice), or withdraw all or any part of the offering of shares of the Portfolio.

Dividends and Distributions.  It is the intention of each Portfolio to distribute substantially all of its net investment income, if any, on an annual basis. For dividend purposes, net investment income of the Portfolio consists of all interest income and dividends declared on investments, less expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are made to the Insurance Companies, not Policy owners, and are reinvested in additional shares of the Portfolio at NAV rather than cash.

Taxes.  As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Each Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.   Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Each Portfolio also intends to comply with the diversification requirements of section 817 of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts.

INFORMATION ON SHAREHOLDER RIGHTS

Inflation Protected Portfolio and Bond Index Portfolio are separate series of CVP, an open-end management investment company registered with the SEC under the 1940 Act that is organized as a Maryland corporation.  Since the Portfolios are organized under and are subject to the organizational documents (i.e., the Articles of Incorporation and By-Laws) of the same Fund, there are no material differences with respect to shareholder rights.

The following provides a brief summary of certain aspects of the organizational documents of the Fund and is not a complete description of those documents or applicable law.  For more complete information, shareholders should refer directly to the provisions of the Articles of Incorporation and By-Laws of the Fund and Maryland and federal law.

Shareholder Liability.  Under Maryland law, shareholders of each Portfolio have no personal liability for the acts or obligations of that Portfolio or of the applicable Fund.

Shareholder Meetings and Voting Rights.  The Fund is not required to hold annual meetings of shareholders.

A shareholder meeting may be called by the Chairman of the Board at any time at the direction of the Board, or by the Secretary of the Fund upon written request of the holders of not less than 25% of the outstanding shares entitled to vote at the meeting, or as required by law or regulation. A majority of the outstanding shares of each Portfolio entitled to vote, present in person or represented at the meeting by proxy, constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority of the shares represented (greater than 50%) of each Portfolio is sufficient to act on a matter, unless a larger or different vote is required by law, including the 1940 Act.  Shareholders of each Portfolio vote separately, by Portfolio, as to matters that affect only their particular Portfolio.  Each share of a Portfolio is entitled to one vote and each fractional share amount is entitled to a proportional fractional vote. Shares of each Portfolio have non-cumulative voting rights.

Liquidation.  In the event of liquidation or dissolution, the shareholders of a Portfolio being liquidated are entitled to receive, when and as declared by the Board, the excess of the assets belonging to that Portfolio over the liabilities incurred by that Portfolio, distributed among the shareholders in proportion to the number of shares of such Portfolio held by them on the date of distribution.

Liability and Indemnification of Directors.  A current or former member of the Board who is a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of his or her service as a Board member may be indemnified against expenses, judgments, penalties, fines and amounts paid in settlement incurred in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the applicable Fund, and with respect to a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  A Board member may not be indemnified against any liabilities to a Fund or its shareholders if he or she has been adjudged to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a court determines that indemnification is proper in view of the circumstances of the case.  Indemnification, unless ordered by a court, may be made only after a determination that the Board member has met the applicable standard of conduct by: (i) a majority vote of a quorum of the Board members who are not parties to the action; (ii) a majority vote of a committee of the Board comprised of individuals who are not parties to the action; (iii) a special counsel selected by (a) a majority vote of a quorum of the Board members who are not parties to the action, (b) a majority vote of a committee of the Board comprised of individuals who are not parties to the action or (c) if there are fewer than two Board members who are not parties to the action, by the Board; or (iv) by the shareholders (without giving effect to any shares owned by or voted under the control of a Board member who is a party to the action).

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Information about each Portfolio is included in a prospectus.  Further information is included in each Portfolio’s Statement of Additional Information. The Prospectus and SAI for each Portfolio are dated April 30, 2014. The Prospectus for Inflation Protected Portfolio was supplemented on June 23, 2014, You may obtain additional copies of the Prospectus and CVP SAI, or copies of this Prospectus/Proxy Statement and the Reorganization SAI, by calling or writing the applicable Portfolio at the address and phone number appearing below. Semi-Annual and Annual Reports of each Portfolio are also available by writing the applicable Portfolio at 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814, or by calling 800‑368-2745.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files proxy materials, reports, and other information with the Securities and Exchange Commission (Calvert Variable Products, Inc., File No. 811-04000). These reports and other information filed by CVP can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. 20549.  Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Portfolios.

FINANCIAL STATEMENTS

The Annual Report to shareholders of each Portfolio for the period ended December 31, 2013, as well as the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and into the Registration Statement in reliance upon the reports of KPMG LLP, independent registered public accountants to each Portfolio, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

VOTING INFORMATION

Voting instructions (proxies) from the shareholders of Inflation Protected Portfolio are being solicited by the Board for a Special meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m., Eastern Time, on Friday, October 31, 2014, or at such later time or date made necessary by adjournment.

The Board is soliciting proxies by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of CVP who will receive no additional compensation for doing so, or by Computershare, a firm which may be retained, if necessary, to assist in the solicitation of voting instructions and in the distribution and tabulation of proxies.

Quorum.  The holders of a majority of the issued and outstanding shares of Inflation Protected Portfolio entitled to vote, represented in person or by proxy, constitute a quorum at the Meeting.  Shares of Inflation Protected Portfolio held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Adjournment. In the event that a quorum is not present at the Meeting, the shareholders present or represented by proxy at the Meeting may adjourn the Meeting from time to time until a quorum is present. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  In the event that a quorum is present but sufficient votes to approve the respective proposal described in this Prospectus/Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the proxy proposal. If a quorum is present, and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proxy proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proxy proposal against any such adjournment. A shareholder vote may be taken prior to adjournment of the Meeting on the applicable proxy proposal in this Prospectus/Proxy Statement if sufficient votes have been received and it is otherwise appropriate.

Vote Required. If a quorum is present at the Meeting, the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of Inflation Protected Portfolio is required for approval of the Reorganization Plan. This means that the proxy proposal must be approved by the lesser of:

  67% or more of the shares of Inflation Protected Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or more than 50% of the outstanding shares of Inflation Protected Portfolio entitled to vote.

Method of Voting. In addition to voting in person at the Meeting, shareholders may also vote via the internet at www.proxy-direct.com, via telephone by calling 1-866-241-6192 or by marking, signing, dating and mailing the proxy card received with this Prospectus/Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders, and will be voted “FOR” the applicable proposal if the proxy contains no voting instructions.

Revocation. A shareholder may revoke his or her proxy at any time before it is exercised by: (1) delivering written notice of revocation addressed to the Secretary of CVP prior to the Meeting, (2) submitting, prior to the Meeting, a properly-executed proxy bearing a later date, or (3) attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Abstentions and Broker Non-Votes. Proxies that reflect abstentions and “broker non-votes” will be counted as shares of the applicable Merging Portfolio that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, “broker non-votes” and abstentions effectively will be votes against the applicable proposal. “Broker non-votes” and abstentions will be voted by the named proxies in their discretion with respect to any proposal to adjourn the Meeting to allow for further solicitation of proxies.

Proportional Voting. The Insurance Companies will vote shares of Inflation Protected Portfolio allocated to the Insurance Companies’ registered separate accounts in accordance with instructions received from the respective Policy Owners. The number of shares as to which voting instructions may be given under a Policy is determined by the number of full and fractional shares of Inflation Protected Portfolio’s stock held in an Insurance Company separate account with respect to that particular Policy.

Under a “proportional voting” policy adopted by the Board, the Insurance Companies will vote all of the shares of Inflation Protected Portfolio, including shares held by the Insurance Companies, in proportion to the voting instructions received from the respective Policy Owners. This means that they will vote Inflation Protected Portfolio’s shares for which no timely instructions are received in proportion to the instructions they do receive, and that proxies which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization. An Insurance Company will also vote any shares in its general accounts which are not attributable to Policies in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate (“echo voting”). As a result, with no minimum amount of instructed shares being required, a minority of Policy Owners could, in practice, determine the outcome of the vote on the proposed Reorganization.

The votes of shareholders of Bond Index Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Record Date. Shareholders of Inflation Protected Portfolio of record at the close of business on August 25, 2014 (the record date) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held and fractional shares are entitled to a proportional fractional vote.

As of August 25, 2014, as shown on the books of Inflation Protected Portfolio, the following numbers of shares were issued and outstanding:

Merging Portfolio	Number of Shares Outstanding
Inflation Protected Portfolio	[x,xxx,xxx.xx]

As of August 25, 2014, the officers and Directors of CVP and CVP, as a group, beneficially owned less than 1% of the outstanding shares of Inflation Protected Portfolio.

Control Persons and Principal Holders of Securities. As of August 25, 2014, ALIC owned of record [xx.xx]% of the shares of Inflation Protected Portfolio.  It also owned of record [xx.xx]% of the shares of Bond Index Portfolio.

Ameritas Life Insurance Corporation is domiciled in Nebraska and is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company.  Accordingly, ALIC is an affiliate of (i) CIM, (ii) Calvert Investment Distributors, Inc., the Portfolios’ distributor and (iii) AIP, the subadvisor of both Inflation Protected Portfolio and Bond Index Portfolio.

In the charts below, the column labeled “Percentage of Shares of Portfolio After Reorganization” assumes that the Reorganization was consummated on August 25, 2014.  The percentages shown do not reflect any adjustments related to the expenses of the Reorganization, but they do factor in the difference in net asset values of the applicable Merging Portfolio and Acquiring Portfolio on August 25, 2014.

Inflation Protected Portfolio è Bond Index Portfolio

As of August 25, 2014, the following shareholders owned of record 5% or more of the outstanding voting securities of Inflation Protected Portfolio:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Portfolio After Reorganization
Ameritas Life Insurance Corporation Separate Account VA2 Lincoln, NE	[xxx,xxx]	[xx.xx]%	[xx.xx]%
Union Central Life Insurance Company Carillon Account Cincinnati, OH	[xxx,xxx]	[xx.xx]%	[xx.xx]%
Ameritas Life Insurance Corporation Separate Account D Lincoln, NE	[xxx,xxx]	[xx.xx]%	[xx.xx]%

As of August 25, 2014, the following shareholders owned of record 5% or more of the outstanding voting securities of Bond Index Portfolio:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Portfolio After Reorganization
Ameritas Life Insurance Corporation Separate Account VA2 Lincoln, NE	[xxx,xxx]	[xx.xx]%	[xx.xx]%
Union Central Life Insurance Company Carillon Account Cincinnati, OH	[xxx,xxx]	[xx.xx]%	[xx.xx]%

Failure to Obtain Shareholder Approval.  In the event that shareholder approval is not obtained for the Reorganization, the Board may take any and all action, consistent with applicable law, to attempt to address the challenges facing Inflation Protected Portfolio, including actions that would result in the liquidation of the Portfolio.  See “Reasons for the Reorganization”.

SHAREHOLDER PROPOSALS

The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for any subsequent meeting of shareholders should send their written proposals to the Secretary of CVP at 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814. Proposals must be received a reasonable time prior to the date of any such meeting of shareholders to be considered for inclusion in the proxy materials for such meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.  Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to any proposal deferred to a later shareholders’ meeting because it was submitted on an untimely basis. If the Reorganization described in this Prospectus/Proxy Statement is consummated, there will be no further meetings of the shareholders of Inflation Protected Portfolio.

OTHER BUSINESS

The Board does not know of any matters to be presented at the Meeting other than those set forth in this Prospectus/Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

By Order of the Board of Directors of Calvert Variable Products, Inc.

William M. Tartikoff, Esq.

Vice President & Secretary

THE BOARD OF DIRECTORS OF CALVERT VARIABLE PRODUCTS, INC., INCLUDING THE BOARD’S INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR APPROVAL OF THE REORGANIZATION PLAN.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY CAST YOUR VOTE ON THE INTERNET, BY TELEPHONE OR BY MARKING, DATING, EXECUTING AND MAILING THE ENCLOSED PROXY CARD. A PRE-ADDRESSED POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of August 28, 2014, is between Calvert Variable Products, Inc. (“CVP”), on behalf of Calvert VP Inflation Protected Plus Portfolio (the “Merging Portfolio”), and CVP, on behalf of Calvert VP Investment Grade Bond Index Portfolio (the “Acquiring Portfolio”).

This Agreement and Plan of Reorganization (the "Agreement" or "Plan") is intended to be and is adopted as a plan of reorganization and liquidation.  The reorganization and liquidation will consist of the transfer of all of the assets of the Merging Portfolio to the Acquiring Portfolio in exchange for common stock of the Acquiring Portfolio, and the distribution of the Acquiring Portfolio’s shares to the shareholders of the Merging Portfolio in complete liquidation of the Merging Portfolio, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.         SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the Merging Portfolio shareholders shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. The Acquiring Portfolio shall furnish to the Merging Portfolio such data and information as shall be reasonably requested by the Merging Portfolio for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.         REORGANIZATION

(a)        Plan of Reorganization. The Merging Portfolio will convey, transfer, and deliver to the Acquiring Portfolio all of the then-existing assets and property of the Merging Portfolio including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Merging Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Merging Portfolio at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, the Acquiring Portfolio agrees at the Closing to deliver to the Merging Portfolio, in exchange for the assets, the number of full and fractional shares of common stock of the Acquiring Portfolio (the “Acquiring Portfolio Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of the Acquiring Portfolio Shares to be issued shall be determined by dividing the per share net asset value of the Merging Portfolio shares (rounded to the nearest millionth) by the net asset value per share of the Acquiring Portfolio (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of the Merging Portfolio as of the close of business on the Closing date (the “Closing Date”). It is expressly agreed that there will be no sales charge to the Merging Portfolio, or to any of the shareholders of the Merging Portfolio upon distribution of the Acquiring Portfolio Shares to them.

(b)        Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i)         the latest of (x) the satisfaction of all representations and warranties contained herein, (y) receipt of all necessary regulatory approvals, and (z) the final adjournment of the meeting of shareholders of the Merging Portfolio at which the Plan will be considered, or

(ii)        such later date as the parties may mutually agree.

(c)        On or as soon as practicable prior to the Closing Date, the Merging Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3.         VALUATION OF NET ASSETS

(a)        The value of the Merging Portfolio’s assets to be transferred to the Acquiring Portfolio under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in the Merging Portfolio's prospectus.

(b)        The net asset value per share of the Acquiring Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Acquiring Portfolio’s Controller using the same valuation procedures as set forth in the Acquiring Portfolio’s prospectus.

(c)        A copy of the computation showing in reasonable detail the valuation of the Merging Portfolio’s net assets, using the valuation procedures as set forth in the Merging Portfolio's prospectus, to be transferred to the Acquiring Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of the Merging Portfolio, shall be furnished by the Merging Portfolio to the Acquiring Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of the Acquiring Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of the Acquiring Portfolio, shall be furnished by the Acquiring Portfolio to the Merging Portfolio at the Closing.

In the event that on the Valuation Date: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Merging Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of an officer of CVP, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Merging Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

CVP, on behalf of the Acquiring Portfolio and on behalf of the Merging Portfolio, shall use commercially reasonable efforts to resolve, prior to the Valuation Date, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Portfolio and the Merging Portfolio.

4.         LIQUIDATION AND DISSOLUTION

(a)        As soon as practicable after the Closing Date, the Merging Portfolio will distribute pro rata to Merging Portfolio shareholders of record as of the close of business on the Closing Date the Acquiring Portfolio Shares received by the Merging Portfolio pursuant to Section 2(a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the Acquiring Portfolio in the names of each such shareholder of the Merging Portfolio, representing the respective pro rata number of full and fractional Acquiring Portfolio Shares due to each. No such shareholder accounts shall be established by the Acquiring Portfolio or the transfer agent for the Acquiring Portfolio except pursuant to written instructions from the Merging Portfolio, and the Merging Portfolio agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Merging Portfolio shareholder a pro rata share of the number of the Acquiring Portfolio Shares received pursuant to Section 2(a) of this Agreement.

(b)        Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Acquiring Portfolio or its transfer agent to each shareholder of the Merging Portfolio receiving such distribution of the Acquiring Portfolio Shares informing such shareholder of the number of the Acquiring Portfolio Shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c)        Share certificates representing the Acquiring Portfolio Shares shall not be issued in connection with the Reorganization. Ownership of the Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

(d)        As promptly as is practicable after the liquidation of the Merging Portfolio, and in no event later than 12 months from the date of this Agreement, the Merging Portfolio shall be terminated pursuant to the provisions of the Plan and the By-Laws and Articles of Incorporation of CVP.

(e)        Immediately after the Closing Date, the share transfer books of the Merging Portfolio shall be closed and no transfer of shares shall thereafter be made on those books.

5.         ARTICLES OF INCORPORATION AND BY-LAWS

(a)        Articles of Incorporation. The Articles of Incorporation of CVP, which governs its series, in effect at the Effective Time of the Reorganization, shall continue to be the Articles of Incorporation of CVP until the same shall thereafter be amended or repealed in accordance with its terms or applicable law.

(b)        By-Laws.  The By-Laws of CVP, which govern its series, in effect at the Effective Time of the Reorganization, shall continue to be the By-Laws of CVP until the same shall thereafter be amended or repealed in accordance with the terms of CVP’s By-Laws or Articles of Incorporation or applicable law.

6.         REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIO

(a)        Organization, Existence, etc.  The Acquiring Portfolio is a duly organized series of CVP, validly existing and in good standing under the laws of the State of Maryland.  The Acquiring Portfolio has the power to carry on the business of the Acquiring Portfolio as it is now being conducted. Currently, CVP is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction.  The Acquiring Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)        Registration as Investment Company. CVP, of which the Acquiring Portfolio is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization.   The Acquiring Portfolio has 20,000,000 authorized shares of beneficial interest, $0.10 par value, of which as of August 25, 2014, [X,XXX,XXX.XX] shares were outstanding; and no shares were held in the treasury of the Acquiring Portfolio. All of the outstanding shares of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)        Shares to be Issued Upon Reorganization.  The Acquiring Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e)        Authority Relative to this Agreement. CVP has the power to enter into the Plan on behalf of the Acquiring Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the Board of Directors of CVP and no other proceedings by CVP, on behalf of the Acquiring Portfolio, are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein.  The Acquiring Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)         Liabilities.  There are no liabilities of the Acquiring Portfolio, whether or not determined or determinable, other than the liabilities that will be disclosed or provided for in the Acquiring Portfolio’s unaudited financial statements for the period ended June 30, 2014 and liabilities incurred in the ordinary course of business subsequent to June 30, 2014, or otherwise previously disclosed to the Merging Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

(g)        Litigation.  To the knowledge of the officers of CVP and the CVP Board of Directors there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Acquiring Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)        Contracts.  Except for contracts and agreements previously disclosed to the Merging Portfolio under which no default exists, CVP on behalf of the Acquiring Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)         Taxes. The federal income tax returns of the Acquiring Portfolio have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Acquiring Portfolio has qualified as a regulated investment company under the Code with respect to each taxable year of the Acquiring Portfolio ending on or prior to the Closing Date.

(j)         Registration Statement.  The Acquiring Portfolio shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the Acquiring Portfolio Shares issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i)            will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii)           will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio and as pertaining to the Acquiring Portfolio, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(k)        Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

7.         REPRESENTATIONS AND WARRANTIES OF THE MERGING PORTFOLIO

(a)        Organization, Existence, etc.  The Merging Portfolio is a duly organized series of CVP, validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, CVP is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction.  The Merging Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)        Registration as Investment Company. CVP, of which the Merging Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization.  The Merging Portfolio has 20,000,000 authorized shares of beneficial interest, $0.10 par value, of which as of August 25, 2014, [X,XXX,XXX.XX] shares were outstanding; and no shares were held in the treasury of the Merging Portfolio. All of the outstanding shares of the Merging Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Merging Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Merging Portfolio may change prior to the Effective Date of the Reorganization.

(d)        Financial Statements. The audited financial statements of the Merging Portfolio for the year ended December 31, 2013, to be delivered to the Acquiring Portfolio, fairly present the financial position of the Merging Portfolio as of December 31, 2013, and the results of its operations and changes in net assets for the year then ended.

(e)        Authority Relative to this Agreement. CVP has the power to enter into the Plan on behalf of its series, the Merging Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the Board of Directors of CVP and, except for approval by the holders of the outstanding shares of the Merging Portfolio, no other proceedings by CVP are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein.  The Merging Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)         Liabilities.  There are no liabilities of the Merging Portfolio, whether or not determined or determinable, other than the liabilities that will be disclosed or provided for in the Acquiring Portfolio’s unaudited financial statements for the period ended June 30, 2014 and liabilities incurred in the ordinary course of business subsequent to June 30, 2014, or otherwise previously disclosed to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Merging Portfolio.

(g)        Litigation.  To the knowledge of the officers of CVP and the CVP Board of Directors, there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Merging Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)        Contracts.  Except for contracts and agreements previously disclosed to the Acquiring Portfolio under which no default exists, CVP, on behalf of the Merging Portfolio, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)         Taxes. The federal income tax returns of the Merging Portfolio have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Merging Portfolio has qualified as a regulated investment company under the Code with respect to each taxable year of the Merging Portfolio ending on or prior to the Closing Date.

(j)         Portfolio Securities. All securities to be listed in the schedule of investments of the Merging Portfolio as of the Effective Time of the Reorganization will be owned by CVP on behalf of the Merging Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Plan will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k)        Registration Statement.  The Merging Portfolio will cooperate with the Acquiring Portfolio in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to the Acquiring Portfolio the information relating to the Merging Portfolio required by the Securities Act and the regulations promulgated thereunder to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Merging Portfolio:

(i)         will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii)        will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio, insofar as it relates to the Merging Portfolio, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l)         Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

8.         CONDITIONS TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)        Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Merging Portfolio shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Merging Portfolio since June 30, 2014. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have received a certificate from the Merging Portfolio satisfactory in form and substance to the Acquiring Portfolio indicating that the Merging Portfolio has met the terms stated in this Section.

(b)        Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(c)        Tax Opinion.  The Acquiring Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Acquiring Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Acquiring Portfolio and the shareholders of the Acquiring Portfolio. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, and while the matter is not entirely free from doubt:

(i)                  The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio will be a taxable sale of all of the assets of the Merging Portfolio for their fair market value.

(ii)                None of the owners of Policies for which either the Merging Portfolio or the Acquiring Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization.

(d)        Opinion of Counsel.  The Acquiring Portfolio shall have received the opinion of counsel for the Merging Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Acquiring Portfolio, to the effect that:

(i)         CVP is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)        The Merging Portfolio is a series of CVP; and

(iii)       The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CVP, and the Plan has been duly executed and delivered by CVP on behalf of the Merging Portfolio and, assuming due authorization, execution, and delivery of the Plan by CVP on behalf of the Acquiring Portfolio, is a valid and binding obligation of CVP and its series, the Merging Portfolio.

9.         CONDITIONS TO OBLIGATIONS OF THE MERGING PORTFOLIO

The obligations of the Merging Portfolio under this Agreement with respect to the consummation of the Reorganization is subject to the satisfaction of the following conditions:

(a)        Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Merging Portfolio as required by the Act. This means that the Plan must be approved by the lesser of: (i) 67% of the shares of the Merging Portfolio entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Merging Portfolio entitled to vote.

(b)        Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Acquiring Portfolio since June 30, 2014. As of the Effective Time of the Reorganization, the Merging Portfolio shall have received a certificate from the Acquiring Portfolio satisfactory in form and substance to the Merging Portfolio indicating that the Acquiring Portfolio has met the terms stated in this Section.

(c)        Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared or become effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d)        Tax Opinion.  The Merging Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Merging Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Merging Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, and while the matter is not entirely free from doubt:

(i)                  The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio will be a taxable sale of all of the assets of the Merging Portfolio for their fair market value.

(ii)                None of the owners of Policies for which either the Merging Portfolio or the Acquiring Portfolio serves as an investment option will recognize taxable income, gains or losses for federal income tax purposes upon closing of the Reorganization.

(e)        Opinion of Counsel.  The Merging Portfolio shall have received the opinion of counsel for the Acquiring Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Merging Portfolio, to the effect that:

(i)         CVP is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)        The Acquiring Portfolio is a series of CVP;

(iii)       The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CVP, and the Plan has been duly executed and delivered by CVP on behalf of the Acquiring Portfolio and, assuming due authorization, execution, and delivery of the Plan by CVP on behalf of the Merging Portfolio, is a valid and binding obligation of CVP and its series, the Acquiring Portfolio; and

(iv)       the Acquiring Portfolio Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan and CVP’s Articles of Incorporation and By-Laws will be legally issued, fully paid and non-assessable shares of beneficial interest of the Acquiring Portfolio.

10.       AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a)        The parties hereto may, by agreement in writing authorized by the Board of Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Merging Portfolio, but after such approval, no amendment shall be made that materially changes the terms of this Agreement.

(b)        At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c)         The Merging Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Acquiring Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Acquiring Portfolio.

(d)         The Acquiring Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Merging Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Merging Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Merging Portfolio.

(e)        The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Merging Portfolio, without liability on the part of either party hereto or its respective Directors, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 2015, if the Effective Time of the Reorganization is not on or prior to such date.

(f)         No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.       EXPENSES

The Merging Portfolio will bear the expenses incurred in connection with this Reorganization.

12.       GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Merging Portfolio and the Acquiring Portfolio have caused the Plan to be executed on their behalf by their respective President or Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT VARIABLE PRODUCTS, INC.
on behalf of Calvert VP Inflation Protected Plus Portfolio
Attest:
By: /s/ Andrew K. Niebler	By: /s/ Barbara J. Krumsiek
Name: Andrew K. Niebler	Name: Barbara J. Krumsiek
Title: Assistant Secretary	Title: President

CALVERT VARIABLE PRODUCTS, INC.
on behalf of Calvert VP Investment Grade Bond Index Portfolio
Attest:
By: /s/ Ivy Duke	By: /s/ William M. Tartikoff
Name: Ivy Duke	Name: William M. Tartikoff
Title: Assistant Secretary	Title: Vice President and Secretary

Thank You For Voting Promptly!

 PART B

Acquisition of the Assets of the		By and in Exchange for Shares of the

CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO, a series of Calvert Variable Products, Inc.	è	CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO, a series of Calvert Variable Products, Inc.

Calvert Variable Products, Inc. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745

STATEMENT OF ADDITIONAL INFORMATION

September 12, 2014

This Statement of Additional Information (the “Reorganization SAI”) is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated September 12, 2014 (the “Prospectus/Proxy Statement”) of Calvert VP Inflation Protected Plus Portfolio (“Inflation Protected Portfolio”) and Calvert VP Investment Grade Bond Index Portfolio (“Bond Index Portfolio”), each a series of Calvert Variable Products, Inc. (“CVP”).  The Prospectus/Proxy Statement was filed with the Securities and Exchange Commission on July 16, 2014 (CVP Registration Statement on Form N-14 with respect to Bond Index Portfolio (File No. 333-XXXXXX)) and is available upon request and without charge by writing to CVP, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, or by calling 1-800-368-2745.

This Reorganization SAI relates to the proposed transfer of the assets of Inflation Protected Portfolio to Bond Index Portfolio in exchange for shares of Bond Index Portfolio, which shares will be distributed to holders of shares of Inflation Protected Portfolio in complete liquidation of Inflation Protected Portfolio (the “Reorganization”).

This Reorganization SAI contains additional information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement relating to the Reorganization. This Reorganization SAI consists of the information set forth below pertaining to Inflation Protected Portfolio and Bond Index Portfolio, and the following described documents, each of which is incorporated herein by reference:

1.      Prospectus of CVP relating to Inflation Protected Portfolio dated April 30, 2014, filed with the Securities and Exchange Commission on April 29, 2014 (CVP Post-Effective Amendment No. 80 to its Registration Statement on Form N‑1A, File No. 002-90309);

2.      Supplement to Prospectus of CVP relating to Inflation Protected Portfolio dated June 23, 2014, filed with the Securities and Exchange Commission on June 23, 2014 (CVP Form 497 Definitive Materials, File No. 002‑90309);

  Statement of Additional Information of CVP relating to Inflation Protected Portfolio dated April 30, 2014, filed with the Securities and Exchange Commission on April 29, 2014 (CVP Post-Effective Amendment No. 80 to its Registration Statement on Form N-1A, File No. 002-90309);

  Annual Report to Shareholders of CVP relating to Inflation Protected Portfolio for the year ended December 31, 2013, containing historical financial information relating to Inflation Protected Portfolio, filed with the Securities and Exchange Commission on March 7, 2014 (CVP Form N-CSR, File No. 811-04000). The Annual Report was sent to variable life insurance policyholders and variable annuity contract owners on or about February 28, 2014;

  Prospectus of CVP relating to Bond Index Portfolio dated April 30, 2014, filed with the Securities and Exchange Commission on April 29, 2014 (CVP Post-Effective Amendment No. 80 to its Registration Statement on Form N-1A, File No. 002-90309);

  Statement of Additional Information of CVP relating to Bond Index Portfolio dated April 30, 2014, filed with the Securities and Exchange Commission on April 29, 2014 (CVP Post-Effective Amendment No. 80 to its Registration Statement on Form N-1A, File No. 002-90309); and

  Annual Report to Shareholders of CVP relating to Bond Index Portfolio for the year ended December 31, 2013, containing historical financial information relating to Bond Index Portfolio, filed with the Securities and Exchange Commission on March 7, 2014 (CVP Form N-CSR, File No. 811-04000). The Annual Report was sent to variable life insurance policyholders and variable annuity contract owners on or about February 28, 2014.

Pro Forma Financial Information for the Year Ended December 31, 2013.   The unaudited pro forma information provided herein should be read in conjunction with the Annual Report of Inflation Protected Portfolio and the Annual Report of Bond Index Portfolio, each dated December 31, 2013, which are on file with the SEC and are available at no charge.

          The unaudited pro forma information set forth below for the year ended December 31, 2013 is intended to present ratios and supplemental data as if the merger of Inflation Protected Portfolio (the “Merging Portfolio”) into Bond Index Portfolio (the “Acquiring Portfolio” and, together with Inflation Protected Portfolio, the “Portfolios”) had been consummated at January 1, 2013. The merger is intended to consolidate the Merging Portfolio with a similar fund advised by Calvert Investment Management, Inc.  The Merging Portfolio and Acquiring Portfolio are both subadvised by Ameritas Investment Partners, Inc.

          The Portfolios have the same fund recordkeeping services agent, investment advisor, administrator, fund accounting agent and custodian. Each of such service providers has entered into an agreement with the Portfolios which governs the provision of services to the Portfolios. Such agreements contain the same terms with respect to each Portfolio except for the investment advisory contracts.  The Merging Portfolio’s investment advisory fee is 0.50% of average daily net assets and the Acquiring Portfolio’s investment advisory fee is 0.30% of average daily net assets.

          As of December 31, 2013, the net assets of (i) the Merging Portfolio were $81,980,176 and (ii) the Acquiring Portfolio were $199,632,995. The net assets of the combined portfolio as of December 31, 2013 would have been $281,557,671.  As of December 31, 2013, the shares outstanding and Net Asset Value of (i) the Merging Portfolio were 1,453,781 and $56.39, respectively, and (ii) the Acquiring Portfolio were 3,759,101 and $53.11, respectively.  The shares outstanding and Net Asset Value of the combined portfolio as of December 31, 2013 would have been 5,301,648 and $53.11, respectively.  As of December 31, 2013, 1,542,547 shares of the Acquiring Portfolio (valued at $81,924,676) would have been issued in exchange for the 1,453,781 shares outstanding of the Merging Portfolio.

          On a pro forma basis for the twelve months ended December 31, 2013, the proposed reorganization would result in a decrease of $177,112 in the investment advisory fees charged and a decrease in other operating expenses (including custody fees and audit fees) of $35,318.

         The Merging Portfolio’s net annualized portfolio operating expenses were 0.72% as of December 31, 2013.  The Acquiring Portfolio’s net annualized portfolio operating expenses were 0.50% as of December 31, 2013.  The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015 for the Merging Portfolio and the Acquiring Portfolio to 0.79% and 0.60%, respectively. This expense limitation does not limit any acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolios may terminate the Portfolios’ expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

         The estimated reorganization expenses are $27,500.  The Merging Portfolio is responsible for the payment of expenses incurred in connection with the reorganization. The Merging Portfolio benefits from a contractual expense limitation of 0.79% through April 30, 2015, however the gross expense ratio of the Merging Portfolio is currently lower than the expense limitation.  Therefore, the reorganization expenses will effectively be borne by the shareholders of the Merging Portfolio.

          No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

          Securities held by the Merging Portfolio may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Portfolio.  It is estimated that approximately 80% of the Merging Portfolio will be sold and reinvested in securities in the Barclays U.S. Aggregate Bond Index that the Merging Portfolio does not currently hold.  Based on the Merging Portfolio’s net assets as of June 30, 2014, approximately $38.4 million of the Portfolio will be sold.  The repositioning of these securities will cause the Merging Portfolio and/or the Acquiring Portfolio to incur approximately $28,000 in transaction costs.

          The merger is expected to be taxable transaction for federal income tax purposes, but shareholders of Inflation Protected Portfolio are not expected to incur any taxes as a result of the transaction because the stock of each Portfolio is held in separate accounts that are allocated to variable insurance products.  This means that no gain or loss will be recognized by the shareholders of the Portfolios as a result of the merger. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Merging Portfolio will be the fair market value of such Acquiring Fund shares.

Accounting Survivor.  Bond Index Portfolio is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization. In accordance with the Reorganization Plan, the Merging Portfolio is responsible for the payment of the expenses incurred in connection with the Reorganization.  The aggregate expenses are estimated to be $27,500 to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection therewith.  Inflation Protected Portfolio benefits from a contractual expense limitation of 0.79% through April 30, 2015.  Since the gross expense ratio for Inflation Protected Portfolio is currently lower than the applicable expense limitation, CIM is not currently reimbursing the Portfolio for certain fees and expenses and these reorganization expenses are therefore expected to be borne by the shareholders of the Portfolio.  The fees described above do not include the transaction costs associated with repositioning the portfolio securities, which are estimated to be $28,000 and are excluded from the Portfolio’s contractual expense limitation.  These transaction costs will ultimately be borne by Policy Owners or plan participants invested in either Inflation Protected Portfolio or Bond Index Portfolio.

Capital Loss Carryforwards.   As of December 31, 2013, Inflation Protected Portfolio had no capital loss carryforwards and Bond Index Portfolio had only non-expiring capital loss carryforwards as indicated in the Prospectus/Proxy Statement.  See “Information about the Reorganization – Effect of the Reorganization on Capital Loss Carryforwards” in the Prospectus/Proxy Statement.

PART C. OTHER INFORMATION

Item 15. Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that a current or former member of the Board who is a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of his or her service as a Board member may be indemnified against expenses, judgments, penalties, fines and amounts paid in settlement incurred in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the applicable Fund, and with respect to a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  A Board member may not be indemnified against any liabilities to a Fund or its shareholders if he or she has been adjudged to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a court determines that indemnification is proper in view of the circumstances of the case.  Indemnification, unless ordered by a court, may be made only after a determination that the Board member has met the applicable standard of conduct by: (i) a majority vote of a quorum of the Board members not parties to the action; (ii) a majority vote of a committee of the Board comprised of individuals who are not parties to the action; (iii) a special counsel selected by (a) a majority vote of a quorum of the Board members not parties to the action, (b) a majority vote of a committee of the Board comprised of individuals who are not parties to the action or (c) if there are fewer than two Board members who are not parties to the action, by the Board; or (iv) by the shareholders (without giving effect to any shares owned by or voted under the control of a Board member who is a party to the action).

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain an insurance policy providing Registrant with trustees/directors and officers liability coverage, plus excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains an Investment Company Blanket Bond. The Fund maintains joint coverage with the other Calvert Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 16. Exhibits

1.	(a) Articles of Incorporation of Calvert Variable Products, Inc., incorporated by reference to Registrant's initial filing on April 3, 1984.

(b) Articles of Amendment of Calvert Variable Products, Inc., incorporated by reference to Registrant's N-14 filing, dated December 17, 2012, accession number 0000743773-12-00002.

2.	By-Laws of Calvert Variable Products, Inc., incorporated by reference to Registrant's N-14, filed on February 5, 2013, accession number 0000743773-13-000005.

3.	Inapplicable.

4.

(a) Agreement and Plan of Reorganization relating to the reorganization of the assets of Calvert VP Inflation Protected Plus Portfolio into Calvert VP Investment Grade Bond Index Portfolio, filed herewith.

5.	See (1) and (2) above.

6.

(a) Investment Advisory Agreement with Calvert Investment Management, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Addendum to Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 74, April 27, 2012, accession number 0000743773-12-000004. Addendum to Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 76, February 5, 2013, accession number 0000743773-13-000005. Amendment to Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 76, February 5, 2013, accession number 0000743773-13-000005. Schedule A and B to Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 76, February 5, 2013, accession number 0000743773-13-000005. Addendum to Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 77, April 29, 2013, accession number 0000743773-13-0000017. Addendum to Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 79, April 29, 2014, accession number 0000743773-14-000026.

(b) Investment Subadvisory Agreement with Ameritas Investment Partners, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 77, April 5, 2013, accession number 0000743773-13-000012.

(c) Investment Subadvisory Agreement with Milliman Financial Risk Management LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 77, April 5, 2013, accession number 0000743773-13-000017.

(d) Investment Subadvisory Agreement with World Asset Management, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

7.

Underwriting (Distribution) Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Amendment to Underwriting (Distribution) Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 74, April 27, 2012, accession number 0000743773-12-000004. Amendment to Underwriting Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 76, February 5, 2013, accession number 0000743773-13-000005.

8.	Form of Trustees' Deferred Compensation Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 76, February 5, 2013, accession number 0000743773-13-000005.

9.

Master Custodian Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Amended Appendix A to Master Custodian Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Amendment to the Master Custodian Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 77, April 5, 2013, accession number 0000743773-13-000012.

10.	Amended and Restated 12b-1 Distribution and Shareholder Service Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 77, April 5, 2013, accession number 0000743773-13-000012.

11.	Form of Opinion of Counsel, filed herewith.

12.	Form of Opinion and Consent of Counsel on Tax Matters, filed herewith.

13.

(a) Master Transfer Agency and Service Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Amended Schedule A to Master Transfer Agency and Service Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Amendment to the Master Transfer Agency and Service Agreement, incorporated by reference to Registrant’s N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029. Amendment to the Master Transfer Agency and Service Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 77, April 5, 2013, accession number 0000743773-13-000012.

(b) Amended and Restated Servicing Agreement, incorporated by reference to Registrant's N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029. Amendment to the Amended and Restated Servicing Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 76, February 5, 2013, accession number 0000743773-13-000005.

(c) Administrative Services Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Schedule A to Administrative Services Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 70, April 27, 2011, accession number 0000743773-11-000009. Amendment to Administrative Services Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 74, April 27, 2012, accession number 0000743773-12-000004. Amendment to the Administrative Services Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 76, February 5, 2013, accession number 0000743773-13-000005.

14.	Form of Consent of Independent Auditors, filed herewith.

15.	Not applicable.

16.	Power of Attorney forms, filed herewith.

17.	(a) Amended and Restated Rule 18f-3 Multiple Class Plan, incorporated by reference to Registrant’s Post-Effective Amendment No. 79, April 29, 2014, accession number 0000743773-14-000026.

(b) Code of Ethics for Calvert Investment Management Company Inc., incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

(c) Code of Ethics for Ameritas Investment Partners, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 75, February 5, 2013, accession number 0000743773-13-000005.

(d) Code of Ethics for World Asset Management, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

(e) Code of Ethics for Milliman Financial Risk Management LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 76, February 5, 2013, accession number 0000743773-13-000005.

(f) Proxy card, filed herewith.

(g) Voting Instruction Card, filed herewith.

(h) Statement of Additional Information (Part B) to Registrant's N-14, filed herewith.

Item 17. Undertakings:

1.         The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland, on the 16th day of July, 2014.

CALVERT VARIABLE PRODUCTS, INC.

By:                 **
       Barbara J. Krumsiek
       Director and Chair

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on July 16, 2014 by the following persons in the capacities indicated.

Signature	Title
__________**____________ Barbara J. Krumsiek	Director and Chair

__________**____________ Ronald M. Wolfsheimer	Treasurer

__________**____________ Frank H. Blatz, Jr.	Director

__________**____________ Arthur J. Pugh	Director

__________**____________ Alice Gresham Bullock	Director

__________**____________ M. Charito Kruvant	Director

__________**_____________ Cynthia H. Milligan	Director

__________**____________ William Lester	Director

**By: /s/ Andrew K. Niebler

Andrew K. Niebler, Attorney-in-fact on behalf of those indicated, pursuant to Power of Attorney, filed herewith.

Calvert Variable Products, Inc.
N-14

EXHIBIT INDEX

Exhibit No.	Description

4 (a)	Agreement and Plan of Reorganization
11	Form of Opinion of Counsel
12	Form of Opinion and Consent of Counsel on Tax Matters
14	Form of Consent of Independent Auditors
16	Power of Attorney Forms
17 (d)	Proxy Card
17 (e)	Voting Instruction Card
17 (f)	Statement of Additional Information (Part B) to Registrant's N-14